EXHIBIT 10.11









September 30, 1994



Mr. J. Gordon Smith
Manager of Finance
General Electric Capital Corporation
Treasurer
ELLCO Leasing Corporation
44 Old Ridgeberry Road
Danbury, CT  06810

Dear Mr. Smith:

The Stock Purchase Agreement between General Electric Capital Corporation ("GECC") and Lomas Financial Corporation and certain affiliates ("Lomas") dated April 30, 1990 (the "Stock Purchase Agreement"), which agreement related to the sale of all the stock of ELLCO Leasing Corporation ("ELLCO") to GECC, provided for (i) a Tax Escrow Agreement (the "Tax Escrow Agreement") (the Tax Escrow Agreement being executed simultaneously with the Stock Purchase Agreement), that provided for the escrow of $10 million (the "Tax Escrow") for the purpose of ensuring liquidity in four identified tax classes for related indemnifications of GECC under the Stock Purchase Agreement with regard to certain potential liabilities as set out in Section 5.4(c) of the Stock Purchase Agreement (together with other pre-closing tax liabilities as defined in Section 1.25 of the Stock Purchase Agreement, herein referred to as the "Taxes"), and (ii) a General Escrow Agreement (the "General Escrow Agreement") (the General Escrow Agreement being executed simultaneously with the Stock Purchase Agreement and the Tax Escrow Agreement), that provided for the escrow of $10 million (the "General Escrow") for the purpose of ensuring liquidity for indemnifications of GECC under the Stock Purchase Agreement with regard to certain potential liabilities as described in the Stock Purchase Agreement. By letter agreement dated September 30, 1993 from James
L. Crowson to J. Gordon Smith related to the Tax Escrow, Lomas, GECC, and ELLCO agreed to terminate the Tax Escrow and established the terms under which such termination would occur (the "Tax Escrow Letter"). Lomas, GECC, and ELLCO have now determined that it is to their mutual benefit to terminate the General Escrow and the General Escrow Agreement as soon as practicable. Accordingly, GECC, Lomas, and ELLCO each hereby agree to terminate the General Escrow and the General Escrow Agreement pursuant to the following terms:


Mr. J. Gordon Smith
September 30, 1994
Page 2


1. On or before October 14, 1994, Lomas will receive $9.25 million to be released from the General Escrow and GECC will receive the remaining $.75 million to be released from the General Escrow. Lomas and GECC will each cooperate fully with the other and shall execute and deliver to the Escrow Agent (as defined in the General Escrow Agreement) by October 11, 1994, the notice as contemplated by Section 1.6 of the General Escrow Agreement in substantially the form of Exhibit A hereto (or such other form as the parties hereto may mutually agree to which complies with the General Escrow Agreement) and any and all such other documents as may be required or reasonably requested by the Escrow Agent to effectuate the disbursement of funds as set forth herein so that the funds shall be released and delivered to the parties not later than October 14, 1994. Following the release of the General Escrow, the General Escrow Agreement shall be terminated.

2. In connection with the release of the General Escrow and the termination of the Escrow Agreement as agreed to in Item l above, GECC, Lomas, and ELLCO agree as follows:

     (a) The Tax Escrow Letter remains in full force and effect according to its terms except as specifically modified by this letter.

     (b) Except as specifically modified by this letter and the Tax Escrow Letter the indemnities by Lomas of GECC and ELLCO of certain liabilities as set out in the Stock Purchase Agreement remain in full force and effect in accordance with their terms.

     (c) With regard to claims for Damages (as defined in the Stock Purchase Agreement) related to Taxes (if any) that may be made under the Stock Purchase Agreement after giving effect to the releases contained in the Tax Escrow Letter and notwithstanding anything to the contrary set forth in the Stock Purchase Agreement, none of GECC, ELLCO, or any of their respective directors, officers, employees, and agents shall be entitled to indemnification for Damages related to Taxes unless and until the aggregate of all claims for damages related to Taxes shall exceed $200,000 (the "Tax Indemnity Basket"), and Lomas and the Lomas Subsidiaries (as defined in the Stock Purchase Agreement), jointly and severally, shall indemnify GECC and each of its directors, officers, employees and agents, ELLCO and each of its directors, officers, employees and agents only to the extent such Damages exceed, in the aggregate, the Tax Indemnity Basket.

Mr. J. Gordon Smith
September 30, 1994
Page 3


If this letter satisfactorily sets forth the agreement among GECC, ELLCO, and Lomas regarding the matters set forth herein, please sign below in the spaces provided.

                                             Very truly yours,

                                             LOMAS FINANCIAL CORPORATION


                                             By: /S/JAMES L. CROWSON
                                                 --------------------------
                                                 Name:  James L. Crowson
                                                 Title: Executive Vice
                                                          President

AGREED:

GENERAL ELECTRIC CAPITAL
 CORPORATION


By: /S/J. GORDON SMITH
    -------------------------------
Name:   J. Gordon Smith
Title:  Manager of Finance

ELLCO LEASING CORPORATION


By: /S/J. GORDON SMITH
    -------------------------------
Name:   J. Gordon Smith
Title:  Treasurer

                                EXHIBIT "A"




October 11, 1994

(By telecopy Number 212/613-7788)

Mr. Bob Stanislaro
Trust Officer
Manufacturers Hanover Trust Company
450 West 33rd Street
New York, New York 10001

Attention:  Escrow Administration
            15th Floor

Re:  General Escrow Agreement dated April 30, 1990 (the "Escrow
     Agreement") by and among General Electric Capital Corporation ("GECC"), Lomas Financial Corporation ("LFC") and Manufacturers Hanover Trust Company, as escrow agent ("Agent")

Gentlemen:

In accordance with Section 1.6 of the Escrow Agreement, the Agent shall disburse to GECC and LFC on or before October 14, 1994, the respective portions of $10,000,000 presently being held in escrow as set forth below to the accounts of GECC and LFC as indicated:

     To GECC:  $750,000

               Wiring instructions:

               Bankers Trust Company
               One Bankers Trust Plaza, 20th Floor
               New York, NY 10015, Attn: Doris Adams
               ABA No.: 021-001-033
               GE Capital Corporation/Commercial Equipment
               Financing, Acct No.: 50202962

Mr. Bob Stanislaro
October 11, 1994
Page 2


     To LFC:   $9,250,000
               Wiring instructions:

               Bank One, Texas, N.A.
               Dallas, Texas
               ABA: 111000614
               Lomas Financial Corporation Operating
               Acct. 95298856

In accordance with Section 2.6 of the Escrow Agreement, the Agent shall be indemnified and held harmless by each of GECC and LFC from and against any and all expenses or loss suffered by the Agent in connection with this Notice, the actions to be taken by the Agent contemplated in this Notice, or otherwise as stated in such Section 2.6 of the Escrow Agreement.

GECC and LFC each agree to deliver or cause to be delivered such further documents and instruments and shall do and cause to be done such further acts as the Agent shall reasonably request to carry out the provisions and purposes of this Notice or otherwise pursuant to Section 4 of the Escrow Agreement.

Immediately following the disposition of all of the amounts held in escrow as set forth above, the Escrow Agreement shall be terminated in accordance with
Section 5.1 of the Escrow Agreement.

                                         Very truly yours,

                                         General Electric Capital Corporation


                                         By: /S/J. GORDON SMITH
                                             ------------------------------
                                             Name:   J. Gordon Smith
                                             Title:  Manager of Finance
                                             Address:  44 Old Ridgeberry Road
                                                       Danbury, CT 06810
                                             Telephone:  203/796-1997

                                         Lomas Financial Corporation


                                         By: /S/JAMES L. CROWSON
                                             ------------------------------
                                             Name: James L. Crowson
                                             Title: Executive Vice President
                                             Address: 1600 Viceroy Drive
                                                      Dallas, TX 75235
                                             Telephone:  214/879-5522